                                                                  EXECUTION COPY

                                VOTING AGREEMENT

            VOTING AGREEMENT (this "Agreement"), dated as of August 29, 2004, is made by and among Riley Property Holdings LLC, a Delaware limited liability company ("Parent"), the Stockholders listed on Schedule 1 attached hereto (each individually a "Stockholder" and collectively the "Stockholders") and LNR Property Corporation, a Delaware corporation (the "Company").

                                   WITNESSETH:

            WHEREAS, concurrently with the execution of this Agreement, Parent, Riley Acquisition Sub Corp., a Delaware corporation and a direct wholly owned subsidiary of Parent ("Sub"), and the Company are entering into a Plan and Agreement of Merger of even date herewith (the "Merger Agreement"), pursuant to which the parties thereto agree, upon the terms and subject to the conditions set forth therein, to merge Sub with and into the Company (the "Merger"); and

            WHEREAS, each Stockholder owns of record and Beneficially Owns the number of shares of Common Stock, par value $0.10 per share of the Company ("Common Stock"), and Class B Common Stock, par value $0.10 per share of the Company ("Class B Common Stock" and together with the Common Stock, "Company Common Stock") set forth opposite such Stockholder's name on Schedule 1 hereto (such shares of Company Common Stock, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement, including any shares issued upon the exercise of any warrants or options, the conversion of any convertible securities or otherwise, being collectively referred to herein as the "Subject Shares"); and

            WHEREAS, as inducement and a condition to entering into the Merger Agreement, Parent has required Stockholders to enter into this Agreement.

            NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

            Section 1. Certain Definitions. In addition to the terms defined elsewhere herein, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For purposes of this Agreement:

                  (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities means having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a person include securities Beneficially Owned by all other persons with whom such person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act with respect to the securities of the same issuer.

            Section 2. Representations and Warranties of Stockholder. Each Stockholder represents and warrants severally, but not jointly, to Parent as follows:

                  (a) Ownership and Power to Vote Shares. Each Stockholder is the sole record owner of the Subject Shares set forth opposite such Stockholder's name on Schedule 1. Stuart Miller is the Beneficial Owner of all of the Subject Shares. On the date hereof, the Subject Shares (including the options set forth opposite such Stockholder's name on Schedule 1) constitute all of the shares of the Company Common Stock owned of record or Beneficially Owned by such Stockholder. Except as shown on Schedule 1, there are no outstanding options or other rights to acquire by or from such Stockholder or obligations of such Stockholder to sell or to acquire, any shares of Company Common Stock. Stuart Miller has full power individually, as a trustee or as the officer of a corporation, to vote or to direct the voting of, full power to issue instructions or direct the issuance of instructions with respect to the matters set forth in Sections 4, 5, 6 and 7 hereof, full power to dispose of or direct the disposition of, and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares.

                  (b) Power; Binding Agreement. Each Stockholder has the legal capacity, power and authority to enter into and perform all of such Stockholder's obligations under this Agreement. This Agreement has been duly and validly executed and delivered, and, if such Stockholder is not a natural person, authorized by such Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) No Conflicts. Except as contemplated by the Merger Agreement, no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby, none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (i), if a particular Stockholder is not a natural person, conflict with or result in any breach of any organizational documents applicable to such Stockholder, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of its properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or the Subject Shares (other than, with respect to clauses (ii) and (iii), in a way that does not adversely affect Parent's rights under this Agreement or expose Parent to a claim in respect of


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any party's entering into this Agreement or the performance of such party's obligations hereunder).

                  (d) No Encumbrance. Except as permitted by this Agreement, the Subject Shares are now, and, at all times during the term hereof, will be, held by such Stockholder free and clear of all Liens, except for any such Liens arising hereunder.

                  (e) No Finder's Fees. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

                  (f) Reliance. Each Stockholder understands and acknowledges that each of the Company, Parent and Sub is entering into the Merger Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

            Section 3. Disclosure. Each Stockholder hereby agrees to permit the Company to publish and disclose in the Proxy Statement (including all documents and schedules filed with the Securities and Exchange Commission), and any press release or other disclosure document which the Company, in its sole discretion, determines to be required by law or necessary or desirable in connection with the Merger and any transactions related thereto, such Stockholder's identity and ownership of the Company Common Stock and the nature of such Stockholder's commitments, arrangements and understandings under this Agreement.

            Section 4.  Transfer And Other Restrictions.

                  (a) No Solicitation. Each Stockholder shall, and shall cause its Affiliates and each of its and their respective Affiliates, officers, directors, employees, representatives, consultants, investment bankers, attorneys, accountants and other agents (collectively, a person's or entity's "Representatives") to, immediately cease any discussions, activities or negotiations with any other Person or Persons (a "Third Party Acquiror") that may be ongoing with respect to any Acquisition Proposal. During the term of this Agreement, no Stockholder shall take, and each Stockholder shall cause its Representatives not to take, any action that, if taken by the Company, would violate Paragraph 6.4(b) of the Merger Agreement. Each Stockholder will as promptly as practicable (and in any event within 24 hours) advise the Parent of any request for information received by that Stockholder with respect to any Acquisition Proposal or of any Acquisition Proposal received by that Stockholder, or any inquiry or proposal received by that Stockholder with respect to any Acquisition Proposal, and the material terms and conditions of such request, Acquisition Proposal, inquiry or proposal. For purposes of this Agreement, each of Parent and Sub are not deemed to be Affiliates of the Stockholders. Without limiting the foregoing, the Parent, Sub and each of the Stockholders agree that any violation of the restrictions set forth in this
Section 4 by any Representative of a Stockholder or any of its Affiliates, whether or not such Person is purporting to act on behalf of a Stockholder or any of its Affiliates, shall constitute a breach by such Stockholder of this
Section 4 if, following that violation and while this Agreement is in effect, the Stockholder enters into discussions with the Person from whom the Representative encouraged, solicited, initiated or facilitated an Acquisition Proposal in violation of this Section 4.


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                  (b) Certain Prohibited Transfers. Prior to the termination of this Agreement, each Stockholder agrees not to, directly or indirectly:

                        (i) except pursuant to the terms of the Merger Agreement
            or the subscription agreement between some or all of the Stockholders and Parent (the "Subscription Agreement"), offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift), or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any or all of the Subject Shares or any interest therein;

                        (ii) grant any proxy, grant any power of attorney,
            deposit any of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Shares except as provided in this Agreement; or

                        (iii) take any other action that would make any
            representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing its obligations under this Agreement.

The term "sale" in this Agreement shall include a "constructive sale" which shall encompass a short sale with respect to such security, entering into or acquiring a derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any transaction that has substantially the same effect as any of the foregoing.

                  (c) Restrictive Covenants. (i) Each Stockholder agrees that, except as provided in Section 4(d), for a period of three years from the date of this Agreement, such Stockholder will not, and will cause its Affiliates not to, directly or indirectly, without the consent of the Company:

                                          (1)engage or assist any Person
            in engaging in, individually, or as an officer, director, employee, agent, consultant, shareholder, owner, partner, manager, member, consultant, principal, or in any other capacity, or render any services to, any business operating in any country where the Company or any of its Subsidiaries or any of its Joint Ventures currently does business that competes with any business in which the Company is engaged to in a material way in that country; provided, however, that the ownership, beneficial or otherwise, by any Stockholder of not more than 1% of any class of equity securities of any enterprise that engages in a competing business, if such equity securities are listed on a recognized securities exchange, shall not be deemed to be a breach of this Section 4(c)(i); provided further that notwithstanding anything in this Agreement to the contrary, this
            Section 4(c)(i) shall not restrict the ability of any Stockholder or its Affiliates to be a director, officer or employee of, or have any other relationship with, or to own equity securities, of Lennar (as defined below); or


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                                          (2)in any manner solicit, induce
            or attempt to induce, or assist others to solicit, induce or attempt to induce, any customer, supplier, contractor or client associated with the Company or any of its Subsidiaries or any of its Joint Ventures at such time, or, in the case of a customer who purchased goods or services from the Company in the prior year, to terminate or materially and adversely alter its, his or her association with the Company or any of its Subsidiaries or any of its Joint Ventures or in any other manner interfere with any agreement or contract between the Company or any of its Subsidiaries or any of its Joint Ventures and any such Person; or

                        (ii) Each Stockholder agrees that, except as provided in
            Section 4(d), for a period of eighteen months from the date of this Agreement, such Stockholder will not, and will cause its Affiliates not to, directly or indirectly, without the consent of the Company, solicit, or attempt to solicit, interfere with, or endeavor to cause any employee of the Company or any of its Subsidiaries or any of its Joint Ventures to leave his or her employment or induce or attempt to induce any employee of the Company or any of its Subsidiaries or any of its Joint Ventures to breach his or her employment or consulting agreement with the Company, provided that nothing will prevent any Stockholder, or any entity of which a Stockholder is an equity owner, a director or an employee, or with which the Stockholder has any other type of relationship, from advertising to fill job vacancies, provided the advertisements are not directed primarily at employees of the Company.

                  (d) Nothing in Section 4(c), or anyplace else in this Agreement, will (i) prevent any Stockholder from being a stockholder (without limitation on the number or percentage of shares that may be owned), director, officer or employee of, or having any other relationship with, Lennar Corporation or any of its subsidiaries (Lennar Corporation and its subsidiaries being "Lennar"), or (ii) in any way limit the businesses or activities of Lennar (including competing with the Company for the purchase of properties, securities or other assets, or seeking to induce customers of the Company to do business with Lennar, even if that causes the customers to cease doing business with the Company.) Nothing in this agreement will, however, affect any limitations on the businesses or activities of Lennar contained in any agreement between Lennar and the Company, except that the Stockholders shall use their best efforts to cause Lennar, prior to the Effective Time, to enter into an agreement to adhere to, and to cause its Subsidiaries to adhere to, the restrictions set forth in
Section 4(c)(ii).

                  (e) Each Stockholder agrees that for three years after the date of this Agreement, the Stockholder shall hold in confidence, and except as required by law or an order of a court or governmental agency with jurisdiction, the Stockholder shall not disclose to any person or entity for any reason or purpose, or use in any way (other in the Stockholder's capacity as a director, officer or employee of the Company or its affiliates), any Confidential Information obtained by the Stockholder in his or its capacity as a stockholder, director, officer or employee of the Company. The term "Confidential Information" means information that is treated by the Company or any of its subsidiaries as confidential and proprietary information, including but not limited to, information regarding sources of transactions, means of analyzing transactions,


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properties owned or operated by the Company or tenants at those properties, databases, competitive strategies, computer programs, frameworks, or models, marketing programs or sales, financial, marketing, training and technical information, other than information that is generally available without use of information developed by or obtained from the Company or its subsidiaries other than information that becomes generally available only because of a breach of this Agreement). Notwithstanding the foregoing, any Stockholder who is a director, officer or employee of Lennar Corporation may, subject to such Stockholder's existing fiduciary and contractual obligations to the Company, use all information of which the Stockholder is aware at the Effective Time in connection with the Stockholder's activities as a director, officer or employee of Lennar or to enforce any rights or defend any claims hereunder or under any other agreement to which the Stockholder is a party, provided that such disclosure is relevant to the enforcement of such rights or defense of such claims and is only disclosed in the formal proceedings related thereto. The Stockholder shall take all reasonable steps to safeguard the Confidential Information and to protect it against disclosure, misuse, espionage, loss or theft.

                  (f) Injunctive Relief and Additional Remedy. Each Stockholder acknowledges that the injury that would be suffered by Parent or any of its Affiliates as a result of a breach of the provisions of this Agreement (including any provision of Sections 4(c) or 4(d)) would be irreparable and that an award of monetary damages to Parent or any such Affiliate for such a breach would be an inadequate remedy. Consequently, Parent or such Affiliate will have the right, in addition to any other rights it may have, to obtain injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this Agreement.

                  (g) Covenants of Sections 4(c) and 4(d) are Essential and Independent Covenants. The covenants by each Stockholder in Sections 4(c) and 4(d) are essential elements of this Agreement, and without each Stockholder's agreement to comply with such covenants, Parent would not have entered into this Agreement or the Merger Agreement. Parent and Stockholders have independently consulted their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenants, with specific regard to the nature of the business conducted by the Company and its Affiliates.

            Section 5. Voting of the Company Common Stock. Each Stockholder hereby agrees that, during the period commencing on the date hereof and continuing until the first to occur of (a) the Effective Time or (b) termination of this Agreement in accordance with its terms, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Company Common Stock, however called, at which the holders of the Company Common Stock are asked to vote upon a proposal to adopt the Merger Agreement and to approve the Merger or any other of the transactions that are the subject of the Merger Agreement, such Stockholder will appear at the meeting or otherwise cause the Subject Shares to be counted as present thereat for purposes of establishing a quorum and vote (or cause to be voted) all of the Subject Shares:

                        (i) in favor of and to adopt the Merger Agreement and
            approve the Merger and/or the other transactions contemplated by the Merger Agreement; and


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                        (ii) except as otherwise agreed to in writing in advance
            by Parent in its sole discretion, against the following (other than the Merger and the transactions contemplated the Merger Agreement):
            (A) any Acquisition Proposal, (B) any change in a majority of the persons who constitute the Board of Directors of the Company, (C) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any obligation or agreement of the Company under the Merger Agreement or this Agreement, or (D) any action which is intended, or which could reasonably be expected, to impede, interfere with, materially delay, materially postpone or materially adversely affect the Merger and the transactions contemplated by the Merger Agreement.

            Section 6. Agreement not to Transfer; Additional Shares Subject to Agreement.

                  (a) Each Stockholder agrees with, and covenants to, Parent that, until termination of the Merger Agreement, except as contemplated by the Merger Agreement or the Subscription Agreement, such Stockholder will not request that Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Subject Shares, unless such transfer is made in compliance with this Agreement.

            Section 7. Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Transactions. Each party shall promptly consult with the other and provide any necessary information and material with respect to all filings made by such party with any Governmental Entity in connection with this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby.

            Section 8. Fiduciary Duties. Each Stockholder is signing this Agreement solely in such Stockholder's capacity as an owner of his, her or its respective Subject Shares, and nothing herein shall prohibit, prevent or preclude such individual Stockholder from taking or not taking any action in his or her capacity as an officer or director of the Company.

            Section 9. Termination. This Agreement shall terminate on the earliest to occur of: (a) the termination of the Merger Agreement in accordance with Paragraph 8.1 of the Merger Agreement, (b) the written agreement of the parties hereto to terminate this Agreement, (c) the Effective Time of the Merger (provided that the provisions of Section 4(c) and 4(e) shall survive the Effective Time of the Merger for the periods set forth therein) and (d) with respect to each Stockholder, at the end of the fifth day following the taking by the Company's Board of Directors or the Special Committee of an action described in any of clauses (i) through (iii) of Paragraph 8.1(e) of the Merger Agreement by the Board of Directors of the Company or the Special Committee, unless prior to that the Stockholder delivers to Parent a notice that this Agreement will not terminate.


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            Section 10. Miscellaneous.

                  (a) Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

                  (b) Each Stockholder agrees that, in the event (a) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company or any of its Subsidiaries on, of or affecting the Subject Shares of such Stockholder, (b) such Stockholder purchases or otherwise acquires beneficial ownership of or an interest in any shares of capital stock of the Company or any of its Subsidiaries after the execution of this letter agreement (including by conversion), or (c) such Stockholder voluntarily acquires the right to vote or share in the voting of any shares of capital stock of the Company or any of its subsidiaries other than the Subject Shares (collectively, "New Shares"), other than as a person named as a proxy in proxies solicited by the Board of Directors of the Company (with regard to which such Stockholder shall vote as instructed by the persons who executed the proxies or as otherwise described in the Proxy Statement), such Stockholder shall deliver promptly to Parent written notice of the number of any New Shares acquired by such Stockholder. Such Stockholder also agrees that any New Shares acquired or purchased by such Stockholder shall be subject to the terms of this letter agreement and the irrevocable proxy executed by Stockholder and shall constitute Shares to the same extent as if they were owned by such Stockholder on the date of this letter agreement.

                  (c) Successors and Assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each party and such party's respective heirs, beneficiaries, executors, representatives and permitted assigns.

                  (d) Amendment and Modification. This Agreement may not be amended, altered, supplemented or otherwise modified or terminated (other than a termination under Section 9 of this Agreement) except upon the execution and delivery of a written agreement executed by the parties hereto.

                  (e) Notices. All notices, requests, claims and demands and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one Business Day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (iii) on the day when sent by facsimile transmission or email, in each case to the intended recipient as set forth below:


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If to Parent or Sub, to:

                  c/o Cerberus Capital Management, L.P.
                  299 Park Avenue
                  New York, New York  10171
                  Attention:  Mark Neporent
                  Facsimile:  212-891-1546
                  Email:  mneporent@cerberuscapital.com
                  and
                  Attention:  Ronald Kravit
                  Facsimile:  212-909-1400
                  Email:  rkravit@blackacrecapital.com

         with a copy to:

                  Schulte Roth & Zabel LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attn:  Andre Weiss
                  Fax:  (212) 593-5955
                  Email:  andre.weiss@srz.com

If to the Company, to:

                  LNR Property Corporation
                  1601 Washington Avenue
                  Miami Beach, Florida  33139
                  Attention:  General Counsel
                  Facsimile:  305-697-5719
                  Email:  zdickstein@lnrproperty.com

         with a copy to:

                  David Bernstein
                  Clifford Chance US LLP
                  31 W. 52nd Street
                  New York, New York  10019
                  Facsimile:  212-878-8375
                  Email:  david.bernstein@cliffordchance.com

If to Stockholder, to the address set forth opposite such Stockholder's name on
Schedule 1, with a copy to David Bernstein at the address set forth above.

            Any Party may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, facsimile or ordinary mail), but no such


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notice or other communication shall be deemed to have been duly given unless and until it is actually received by the Party for whom it is intended. Any Party may change the address to which notices and other communications hereunder are to be delivered by giving the other Parties to this Agreement notice in the manner herein set forth.

                  (f) Severability. Any term or provision of this Agreement which is held to be invalid, illegal or unenforceable in any respect in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

                  (g) Specific Performance. The Parties acknowledge that money damages would not be an adequate remedy at Law if any party fails to perform in any material respect any of its obligations hereunder and accordingly agree that each Party, in addition to any other remedy to which it may be entitled at Law or in equity, shall be entitled to seek to compel specific performance of the obligations of any other Party under this Agreement, without the posting of any bond, in accordance with the terms and conditions of this Agreement and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the Parties hereto shall raise the defense that there is an adequate remedy at Law. No remedy shall be exclusive of any other remedy. All available remedies shall be cumulative.

                  (h) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at Law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, will not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (i) No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                  (j) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to its choice of law rules that would apply the laws of any other jurisdiction).

                  (k) Descriptive Heading. The descriptive headings used herein are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

                  (l) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

                  (m) Further Assurances. From time to time, at any other party's request and without further consideration, each party hereto shall execute and deliver such additional


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
documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

                  (n) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  (o) Each of the parties hereto hereby irrevocably and unconditionally agrees that any action, suit or proceeding, at law or equity, arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall only be brought in any state court of the State of Delaware or any federal court located in Delaware, and hereby irrevocably and unconditionally expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and hereby irrevocably and unconditionally waives (by way of motion, as a defense or otherwise) any and all jurisdictional, venue and convenience objections or defenses that such party may have in such action, suit or proceeding. Each of the parties hereto hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts. Nothing herein contained shall be deemed to affect the right of any party hereto to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section 10(o).

                [Remainder of this page intentionally left blank.
                            Signature pages follow.]


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            IN WITNESS WHEREOF, Parent, Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first written above.



                                     PARENT:

                                    RILEY PROPERTY HOLDINGS LLC


                                    By:   /s/ Ronald Kravit
                                          --------------------------------------
                                          Name: Ronald Kravit
                                          Title: Managing Director

                                    STOCKHOLDERS:



                                    /s/ Stuart Miller
                                    --------------------------------------------
                                       Stuart Miller



                                    THE LM STUART MILLER IRREVOCABLE TRUST U/A
                                     10/6/94


                                    By:   /s/ Stuart Miller
                                          --------------------------------------
                                          Name: Stuart Miller
                                          Title: Trustee



                                    MFA LIMITED PARTNERSHIP


                                    By: LMM Family Corp., its General Partner

                                             By:/s/ Stuart Miller
                                                --------------------------------
                                             Name: Stuart Miller
                                             Title: President




                                    THE MILLER CHARITABLE FUND, L.P.



                                    By: LMM Family Corp., its General Partner

                                             By:/s/ Stuart Miller
                                                --------------------------------
                                             Name: Stuart Miller
                                             Title: President

                                    THE COMPANY:

                                    LNR PROPERTY CORPORATION


                                    By: /s/  Jeffrey Krasnoff
                                       -----------------------------------------
                                       Name: Jeffrey Krasnoff
                                       Title: President and Chief Executive
                                       Officer

                                   SCHEDULE 1


           STOCKHOLDER             OWNED COMMON STOCK       OPTIONS
           -----------             ------------------       -------
Stuart Miller                     409,750-Common Stock          0

                                  100,000 Class B
                                  Common Stock

The LM Stuart Miller Irrevocable  333,333 Class B               0
Trust u/a 10/6/94                 Common Stock


MFA Limited Partnership           7,188,631 Class B             0
                                  Common Stock


The Miller Charitable Fund, L.P.  1,449,200 Class B             0
                                  Common Stock